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                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - OCTOBER 1, 1999

                              TEXAS UTILITIES COMPANY
                                DOING BUSINESS AS
                                     TXU CORP

            (Exact name of registrant as specified in its charter)

         TEXAS                     1-12833                  75-2669310

 (State or other jurisdiction    (Commission                (I.R.S Employer

     of incorporation)           File Number)             Identification No.)



                              TXU ELECTRIC COMPANY
            (Exact name of registrant as specified in its charter)

          TEXAS                     1-11668                  75-1837355

 (State or other jurisdiction     (Commission              (I.R.S Employer

     of incorporation)            File Number)            Identification No.)



           Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)


     REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600

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ITEM 5.	OTHER EVENTS.

            On October 1, 1999, TXU Electric Company ("TXU Electric"), announced that it plans to sell six of its eighteen natural gas-fired electricity enerating plants in Texas. TXU Electric is a wholly-owned subsidiary of Texas Utilities Company (doing business as TXU Corp).

            The plants to be sold are the Mountain Creek and Parkdale plants in Dallas, the North Main plant in Fort Worth, the Lake Creek and Tradinghouse plants near Waco and the Rivercrest plant outside Mount Pleasant. These plants have an aggregate generating capacity of 3,116 megawatts, or approximately 15% of TXU Electric's generating capacity, and generate electricity to supply a mix of base, intermediate and peak loads. TXU Electric plans to sell the plants, which consist of a total of 14 gas-fired units and three diesel generators, together with all associated assets, including land, lakes, water rights, air permits, emission allowances and fuel transportation contracts. TXU Electric plans to begin making modifications to the plants prior to the sale so that they will comply with the requirements under the electric utility restructuring legislation in the State of Texas for reduction of nitrogen oxide and sulfur dioxide emissions.

Forward-Looking Statements

            This report and other presentations made by TXU Corp or TXU Electric contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU Corp and TXU Electric each believe that in making any such statement its expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements section of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU's and TXU Electric's Annual Reports on Form 10-K for the year 1998, that could cause the actual results of TXU Corp or TXU Electric to differ materially from those projected in such forward-looking statements.

            Any forward-looking statement speaks only as of the date on which such statement is made. Neither TXU Corp nor TXU Electric undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time. It is not possible for TXU Corp or TXU Electric to predict all of such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

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                                     SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                           TEXAS UTILITIES COMPANY,
                                           doing business as TXU CORP


                                           By:/s/ Jerry W. Pinkerton
                                              ----------------------
                                              Name: Jerry W. Pinkerton
                                              Title: Controller

Date:	October 4, 1999

                                          TXU ELECTRIC COMPANY

                                          By: /s/ Jerry W. Pinkerton
                                              ----------------------
                                              Name: Jerry W. Pinkerton
                                              Title: Controller

Date:	October 4, 1999


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